UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______
FORM 8-K
_________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2014

ORBITAL SCIENCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14279	06-1209561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45101 Warp Drive, Dulles, Virginia 20166
(Address of Principal Executive Offices)
Registrant's telephone number, including area code: (703) 406-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

  Orbital Sciences Corporation has agreed to dismiss without prejudice its antitrust lawsuit against United Launch Alliance, LLC ("ULA") and RD AMROSS, LLC.  The parties will now undertake to negotiate a business resolution for Orbital's access to the RD-180 rocket engine, subject to all necessary approvals from the U.S. and Russian governments.  If a mutually agreeable resolution is not reached, Orbital will have the option to refile its lawsuit.

  Over the last year, Orbital has conducted three successful launches of its Antares medium-class rocket, which uses liquid propulsion engines in its first stage.  Orbital's Antares rocket currently uses Aerojet-Kuznetsov AJ-26 engines, and it has purchased a sufficient supply of those engines for launches through 2016.  For future launches after 2016, Orbital is considering other engines, including the RD-180.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

  Certain statements in this Report may be forward-looking in nature or "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, those related to our business strategy, the potential resolution of the dispute that is the subject to the lawsuit, projected plans and objectives of management and forecasts of future events.  These statements can be identified by the fact that they do not relate strictly to historical or current facts.  Forward-looking statements often include the words "anticipate," "forecast," "expect," "believe," "should," "will," "intend," "plan" and words of similar substance.  Such forward-looking statements are subject to risks, trends and uncertainties that could cause the actual results or performance of the company to be materially different from the forward-looking statement.  Uncertainty surrounding factors such as our ability to reach agreement on open business issues with ULA and RD AMROSS, our ability to obtain necessary licenses from the U.S. and Russian governments, the current political instability in Ukraine and the effect of potential economic sanctions against Russia and related events, continued government support and funding for key space and defense programs, new product development programs, the availability of engines and other key product components, product performance and market acceptance of products and technologies, achievement of contractual milestones, government contract procurement and termination risks, as well as other risk factors and business considerations described in the company's SEC filings, including its annual report on Form 10-K, may materially impact Orbital's actual financial and operational results.  Orbital assumes no obligation for updating the information contained herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION (Registrant)
Date: March 20, 2014	By: /s/ Thomas E. McCabe Thomas E. McCabe Senior Vice President, General Counsel and Secretary